UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2018

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 22, 2018, CytoDyn Inc. (the “Company”) entered into Subscription Agreements (the “Subscription Agreements”) with certain investors (the “Investors”) for the sale by the Company of 4,640,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in a registered direct offering (the “Offering”). The Investors in the Offering also received warrants to purchase 4,640,000 shares of Common Stock (the “Warrants”). Each share of Common Stock was sold together with one Warrant to purchase one share of Common Stock for a combined purchase price of $0.50.

The aggregate gross proceeds for the sale of the Common Shares and Warrants will be approximately $2.3 million. Subject to certain ownership limitations, the Warrants will be exercisable commencing on the issuance date at an exercise price equal to $0.75 per share of Common Stock, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable for five years from the date of issuance. The closing of the sales of these securities under the Subscription Agreements is expected to occur on or about May 22, 2018.

The net proceeds to the Company from the transactions, after deducting the fees and expenses of the Placement Agent, as defined below (not including the Placement Agent Warrants, as defined below), the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $2.1 million. The Company intends to use the net proceeds from the transactions to fund clinical trials for its lead product candidate and for general corporate purposes.

The securities sold in the Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2018 and subsequently declared effective on March 7, 2018 (File No. 333-223195) (the “Registration Statement”), and the base prospectus dated as of March 7, 2018 contained therein. The Company will file a prospectus supplement with the SEC in connection with the sale of the securities.

The representations, warranties and covenants contained in the Subscription Agreements were made solely for the benefit of the parties to the Subscription Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Subscription Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the forms of the Subscription Agreements are included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Subscription Agreements, which subsequent information may or may not be fully reflected in public disclosures.

Pursuant to the Placement Agent Agreement, dated as of May 4, 2018 (the “Placement Agent Agreement”) with Paulson Investment Company, LLC (the “Placement Agent”), the Company has agreed to pay the Placement Agent a cash fee equal to 9% of the gross proceeds received by the Company from qualified investors first introduced to the Company in the Offering by the Placement Agent, as well as a one-time non-accountable expense fee of $25,000 for aggregate expenses incurred collectively in the Offering. Pursuant to the Placement Agent Agreement, the Company also agreed to grant to the Placement Agent or its designees warrants to purchase up to 8% of the aggregate number of shares sold to qualified investors at an exercise price equal to 110% of the price of the Common Stock sold in the Offering, or $0.55 per share (the “Placement Agent Warrants”). The Placement Agent Warrants provide for cashless exercise. The Placement Agent is not entitled to compensation relating to Investors not first introduced by it to the Company in this Offering. The Placement Agent Agreement has indemnity and other customary provisions for transactions of this nature. The Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Placement Agent Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The form of the Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The form of Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

The legal opinion and consent of Lowenstein Sandler LLP relating to the securities are filed as Exhibit 5.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the special meeting of stockholders to be held on June 7, 2018. In connection with the special meeting, the Company has filed a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”) on May 8, 2018. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the special meeting. Stockholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: 1111 Main Street, Suite 660, Vancouver, Washington 98660, telephone: (360) 980-8524. In addition, the definitive proxy statement is available free of charge at the SEC’s website, www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the special meeting. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on July 24, 2017. Information regarding any persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the special meeting is set forth in the definitive proxy statement filed with the SEC on May 8, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at: 1111 Main Street, Suite 660, Vancouver, Washington 98660, telephone: (360) 980-8524.

Item 3.02.	Unregistered Sales of Equity Securities.

See Item 1.01 with respect to the Placement Agent Warrants.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	4.1	Form of Warrant Agreement

	5.1	Opinion of Lowenstein Sandler LLP

	10.1	Form of Subscription Agreement

	10.2	Placement Agent Agreement

	23.1	Consent of Lowenstein Sandler LLP (included in the opinion of Lowenstein Sandler LLP as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

May 22, 2018	By:	/s/ Michael D. Mulholland
	Name:	Michael D. Mulholland
	Title:	Chief Financial Officer